UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PATRIOT TRANSPORTATION HOLDING, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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200 West Forsyth Street, 7th Floor Jacksonville, Florida 32202

December 14, 2018

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of the shareholders (“Annual Meeting”) of Patriot Transportation Holding, Inc. (“Patriot” or the “Company”) to be held on Wednesday, January 30, 2019 at 10:00 a.m. E.S.T. at the River Club, Florida Room, on the 34th floor of the Wells Fargo Building, One Independent Drive, Jacksonville, Florida.

At the Annual Meeting, we will elect directors to serve for the coming year and vote to ratify the Audit Committee’s selection of our independent auditors. We will also vote to approve, on an advisory basis, the compensation of our named executive officers. We also plan to report on our results and achievements during fiscal year 2018.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote your shares by signing and returning the enclosed proxy card as soon as possible to make sure that your shares of Patriot common stock are represented at the Annual Meeting. If you hold your shares in “street name” you should instruct your broker how to vote in accordance with your voting instruction card. The accompanying proxy statement provides you with detailed information about the business to be considered at the Annual Meeting.

On behalf of our board of directors, we thank you for your continued support.

Sincerely,

Robert E. Sandlin
President and Chief Executive Officer

This proxy statement is dated December 14, 2018, and is first being mailed to shareholders on or about December 21, 2018.

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200 West Forsyth Street, 7th Floor Jacksonville, Florida 32202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MEETING INFORMATION

TIME AND DATE:	10:00 a.m., E.S.T. on Wednesday, January 30, 2019

LOCATION:	River Club, Florida Room, on the 34th floor of the Wells Fargo Building, One Independent Drive, Jacksonville, Florida 32202

ITEMS OF BUSINESS

1.	To elect the five director nominees listed in the accompanying proxy statement for a one-year term (the “Director Election Proposal”);
2.	To ratify the audit committee’s selection of the Company’s independent registered public accounting firm (the “Auditor Proposal”); and
3	To approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Compensation Proposal”).
4.	To increase the shares authorized under the Patriot Transportation Holding, Inc. 2014 Equity Incentive Plan (the “Equity Incentive Plan Proposal”)

The board of directors of Patriot (the “Patriot Board”) recommends that you vote “FOR” the election of the five nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal and “FOR” the Compensation Proposal.

RECORD DATE

Shareholders of record as of the close of business on December 5, 2018, are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, Patriot had 3,328,466 shares of common stock outstanding and entitled to vote.

MATERIALS

This packet contains our Notice of Annual Meeting and Proxy Statement. A copy of our 2018 Annual Report, which is not a part of our proxy solicitation materials, is enclosed.

VOTING

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. You can vote your shares in person at the Annual Meeting, or by completing, signing and dating your proxy card and returning it in the enclosed envelope. If you are a shareholder of record and you decide to attend the Annual Meeting, you will be able to vote in person, even if you previously have submitted your proxy. If you hold your shares in “street name” you should instruct your broker how to vote in accordance with your voting instruction card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 30, 2019: This Notice of Annual Meeting and Proxy Statement and the 2018 Annual report are available on our website at www.patriottrans.com.

John D. Milton, Jr.
General Counsel
and Corporate Secretary
December 14, 2018

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are some questions that you, as a shareholder of Patriot, may have regarding the Annual Meeting, together with brief answers to those questions. Patriot urges you to read carefully the remainder of this proxy statement because the information in this section may not provide all of the information that might be important to you with respect to the Annual Meeting.

The Annual Meeting

Q.

When and where will the Annual Meeting take place?

A.

The Annual Meeting of Patriot shareholders will be held on January 30, 2019, at 10:00 a.m. local time at The River Club, Florida Room, on the 34th floor of the Wells Fargo Building, One Independent Drive, Jacksonville, Florida 32202.

Q.

What is the purpose of the Annual Meeting and what will I be voting on at the Annual Meeting?

A.

The purpose of the Annual Meeting is to consider and vote on three proposals (the “Proposals”):

The Director Election Proposal: The Patriot Board has determined that it is in the best interests of Patriot shareholders to elect John E. Anderson, Edward L Baker, Thompson S. Baker II, Luke E. Fichthorn III and Charles D. Hyman, to serve as directors of the Company until the next Annual Meeting of shareholders and until their successors are duly elected and qualified.

The Auditor Proposal: The Patriot Board has determined that it is in the best interests of Patriot and its shareholders for the shareholders to ratify the audit committee’s selection of Hancock Askew & Co., LLP to serve as Patriot’s independent auditor for fiscal year 2019.

The Compensation Proposal: The Patriot Board has determined that it is in the best interests of Patriot shareholders to approve, on a non-binding, advisory basis, the compensation awarded to our named executive officers for the fiscal year ended September 30, 2018. .

Patriot does not expect to transact any other business at the Annual Meeting or any adjournment or postponement thereof.

Voting at the Annual Meeting

Q.

Who can attend and vote at the Annual Meeting?

A.

The record date for the determination of holders of our common stock entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on December 5, 2019. Holders of Patriot common stock as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 3,328,466 shares of Patriot common stock issued and outstanding.

Q.

How many votes do I have?

A.

Each share of Patriot common stock is entitled to one vote on all matters that come before the Annual Meeting or any postponement or adjournment thereof.

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Q.

How does the Patriot Board recommend that Patriot shareholders vote with respect to each of the proposals?

A.

The Patriot Board recommends that the Patriot shareholders vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Auditor Proposal and “FOR” the Compensation Proposal. Information about each of the Proposals is included in the accompanying proxy statement.

Q.

What vote is required to approve each proposal?

A.

The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning that the five director nominees who receive the highest number of affirmative votes cast are elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.

The Auditor Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the Annual Meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Auditor Proposal.

The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the Annual Meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.

As of the record date, the Patriot directors and executive officers own or control 13.00% of Patriot’s outstanding shares of common stock and intend to vote such shares “FOR” each of the Proposals.

Q.

What do I need to do now and how do I vote if I am a record shareholder?

A.

Patriot urges you to read this proxy statement carefully and to consider how the actions contemplated by each of the Proposals may affect you.

If your shares of Patriot common stock are registered directly in your name with Patriot’s transfer agent, you are considered, with respect to those shares, to be the “shareholder of record,” and the proxy materials and proxy card are being sent directly to you by Patriot.

There are two methods by which you may vote your shares at the Annual Meeting:

●

In Person. You may vote your shares in person at the Annual Meeting (if you satisfy the admission requirements, as described below). Even if you plan to attend the Annual Meeting in person, we encourage you to vote in advance by telephone, through the Internet or by mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

●

By Mail. You may authorize a proxy to vote your shares by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.

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Q.

If my shares of Patriot common stock are held in “street name” by my broker, dealer, bank or other nominee, will my broker, dealer, bank or nominee vote my shares for me and may I vote in person?

A.

If your shares of Patriot common stock are held through an account with a broker, dealer, bank or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Patriot.

As the beneficial owner, you are also invited to attend the Annual Meeting in person. However, since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares giving you the right to vote the shares in person at the Annual Meeting.

Q.

How will proxies be voted?

A.

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. The persons named as proxies are Thompson S. Baker II, Robert E. Sandlin and John D. Milton, Jr. If the enclosed proxy card is signed and returned without any directions, the shares will be voted:

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“FOR” each of the nominees listed in the Director Election Proposal;

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“FOR” the Auditor Proposal; and

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“FOR” the Compensation Proposal.

Q.

What happens if I do not sign and return my proxy card or vote in person at the Annual Meeting?

A.

If you are a shareholder of record of Patriot common stock and you do not sign and return your proxy card or vote in person, your shares will not be voted at the Annual Meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting.

Assuming the presence of a quorum, your failure to take action will have no effect on the outcome of the other Proposals.

Q.

What if I abstain from voting?

A.

If you attend the Annual Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting, but will not be voted at the Annual Meeting. As a result, your abstention will have the same effect as voting “AGAINST” the Auditor Proposal and the Compensation Proposal but will have no effect on the Director Election Proposal.

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Q.

What is a broker non-vote?

A.

Broker non-votes are shares held in “street name” by brokers, dealers, banks and other nominees that are present or represented by proxy at the Annual Meeting, but with respect to which the broker, dealer, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank or nominee does not have discretionary voting power on such proposal.

Because brokers, dealers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to the Director Election Proposal or the Compensation Proposal described in this proxy statement, if a beneficial owner of shares of Patriot common stock held in “street name” does not give voting instructions to the broker, dealer, bank or other nominee, then those shares will not be counted as present in person or by proxy at the Annual Meeting. The failure to issue voting instructions to your broker, dealer, bank or other nominee will have no effect on the outcome of the Proposals.

Q.

May I revoke or change my vote after I have provided proxy instructions?

A:

Yes. You may revoke or change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways: (i) delivering written notice to Patriot’s Corporate Secretary at Patriot’s principal executive office; (ii) executing and delivering a proxy bearing a later date to Patriot’s Corporate Secretary at Patriot’s principal executive office; or (iii) voting in person at the Annual Meeting. Your attendance at the Annual Meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank or other nominee in order to change those instructions.

Q.

What constitutes a “quorum” for the Annual Meeting?

A.

Holders of a majority of shares of Patriot common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, in person or by proxy, to constitute a quorum, which is necessary to conduct the Annual Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the Annual Meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the Annual Meeting, Patriot expects that the Annual Meeting will be adjourned to a later date.

Q.

Who is paying for this proxy solicitation?

A:

Patriot will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Patriot will bear any fees paid to the SEC. Patriot may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Patriot’s directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

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Q.

What does it mean if I received more than one proxy card?

A.

If you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and/or returned separately in order to ensure that all of your shares of Patriot common stock are voted.

Q.

Whom should I contact if I have any questions about the Annual Meeting?

A.

If you have any questions about the Annual Meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Patriot at the address and telephone number listed below:

Patriot Transportation Holding, Inc.

200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202
Attn: Corporate Secretary
(904) 858-9100

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

Q.

Where can I find more information?

A.

Additional information about us can be obtained from the various sources described under “Where You Can Find Additional Information” in this proxy statement.

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PROXY STATEMENT SUMMARY

The board of directors (the “Patriot Board” or “Board of Directors” or “Board”) of Patriot Transportation Holding, Inc. (“Patriot”, “we”, “us”, “our” or the “Company”) is soliciting proxies for the Annual Meeting. You are receiving this proxy statement because you own shares of Patriot common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The purpose of this proxy statement is to provide details about the matters being voted on at the Annual Meeting and information about the Company and our officers and directors so that you may make informed voting decisions.

THE SPIN-OFF FROM FRP HOLDINGS, INC.

On January 31, 2015, the Company began operating as an independent public company as a result of the spin-off from FRP Holdings, Inc., formerly known as Patriot Transportation Holding, Inc. (NASDAQ- FRPH), which is referred to herein as the “Spin-off.” The Spin-off was effected through a corporate reorganization, followed by the distribution by FRPH of all of the shares of common stock of Patriot to the shareholders of FRPH. Each FRPH shareholder of record as of the close of business on January 30, 2015 received one share of Patriot common stock for every three shares of FRPH common stock held on such date. Patriot now owns and operates the transportation business that was formerly a segment of FRPH. For more information regarding the Spin-off, you may refer to our Information Statement, which is attached as Exhibit 99.1 to the Company’s Form 10, filed with the Securities Exchange Commission on December 31, 2014, available at www.sec.gov.

THE MEETING

We hope you are able to attend the meeting in person. The meeting will be held at 10:00 a.m. on Wednesday, January 30, 2019 at the River Club, Florida Room, on the 34th floor of the Wells Fargo Building, One Independent Drive, Jacksonville, Florida. Please note that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the meeting. To ensure a safe and productive atmosphere, we reserve the right to adopt other rules and to implement additional security measures for the meeting.

VOTING

Shareholders Entitled to Vote

Each share of our common stock outstanding as of the close of business on December 5, 2018, the record date, is entitled to one vote at the Annual Meeting on each matter brought before the meeting. On that date, there were 3,328,466 shares of common stock issued and outstanding.

Most Patriot shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

●

Shareholder of Record – If your shares are registered directly in your name with Patriot’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by Patriot. As the shareholder of record, you have the right to grant your voting proxy directly to Patriot or to vote in person at the meeting.

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Beneficial Owner – If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

●

Profit Sharing Plan and Trust – If your shares are held in your account in the Company’s profit sharing plan, you are considered the beneficial owner of these shares and the trustee of the plan is the shareholder of record. Participants in the profit sharing plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in such plan for which voting instructions are received.

Our Transfer Agent is American Stock Transfer & Trust Company. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar matters can be handled by contacting American Stock Transfer & Trust Company at 1-800-937-5449, or in writing at American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038.

Quorum

A quorum is the minimum number of shares that must be represented in order to hold a meeting. A majority of the outstanding shares of our common stock must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as “present” for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a shareholder are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the shareholder and (2) the broker lacks discretionary voting power to vote such shares.

Voting Methods

If you hold shares directly as the shareholder of record, you may vote by granting a proxy or in person at the Annual Meeting. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Company’s profit sharing plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card included by your broker or nominee.

You are entitled to change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

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Required Votes

Each proposal being voted on at the Annual Meeting requires a certain percent or number of votes “FOR” the proposal for approval. For the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” from one or more of the nominees. For the other proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you are a shareholder of record and you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Patriot Board. Shares held in your account in the Company’s profit sharing plan will be voted by the trustee as described above. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power under New York Stock Exchange (“NYSE”) rules and has not received instructions from the beneficial owner. If you are a beneficial owner, your bank, broker or other holder of record is permitted under NYSE rules to vote your shares on the ratification of our independent registered public accounting firm even if the record holder does not receive voting instructions from you. The record holder may not vote on the election of directors or the advisory proposal regarding executive compensation without voting instructions from you, however. Without your voting instructions on these matters, a broker non-vote will occur. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

Below is a breakdown of the votes required for each proposal.

Proposal 1: The Election of Directors. The nominees for election of directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The shareholders will vote on an advisory basis to ratify the Audit Committee’s selection of the independent registered public accounting firm. The purpose of this proposal is to provide the Board with feedback from shareholders regarding the Audit Committee’s appointment of Hancock Askew as the Company’s auditors.

Proposal 3: Advisory Vote on Executive Compensation. The shareholders will vote on an advisory basis to approve our executive compensation program. The purpose of this “say on pay” proposal is to provide the Patriot Board with feedback from shareholders regarding executive compensation.

Proposal 4: Increase of Shares Authorized under Equity Incentive Plan. The shareholders will vote on the proposal to approve the First Amendment to the Patriot Transportation Holding, Inc. 2014 Equity Incentive Plan (the “Equity Incentive Plan”) which increases the number of shares authorized under the Equity Incentive Plan from 300,000 shares to 550,000 shares. The First Amendment also includes certain clarifying amendments to the Equity Incentive Plan. This proposal will require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees are unavailable as a candidate for director, the persons named as proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board. We will announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K within four (4) business days following the meeting.

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PROPOSAL NO. 1: THE DIRECTOR ELECTION PROPOSAL

Pursuant to our Articles of Incorporation, all directors elected at the Annual Meeting will serve a one-year term. The Patriot Board has nominated Messrs. John E. Anderson, Edward L Baker, Thompson S. Baker II, Luke E. Fichthorn III and Charles D. Hyman to be elected to serve as directors of the Company until the next Annual Meeting of shareholders and until their successors are duly elected and qualified. Biographical information relating to our directors and director nominees is provided under the section of this Proxy Statement entitled “Board of Directors and Corporate Governance.”

If you are a shareholder of record, your proxy will be voted “FOR” the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Patriot Board to replace such nominee, or the Patriot Board may reduce the number of directors accordingly.

The Patriot Board unanimously recommends a vote “FOR” the election of these nominees as directors.

BOARD OF DIRECTORS & CORPORATE GOVERNANCE

The following sections provide an overview of Patriot’s corporate governance standards and processes, including the independence and other criteria we use in selecting our director nominees, our board leadership structure, risk oversight, shareholder communications and responsibilities of the Patriot Board and its committees.

Corporate Governance

Patriot is committed to exercising good corporate governance practices and believes that our corporate governance policies promote the long-term interests of our shareholders. The following highlights the Company’s key corporate governance practices for fiscal year 2018 :

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A majority of our board of directors are independent directors.

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Independent directors meet without management present.

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Risk oversight is managed by the full board of directors.

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Our board of directors and committees conduct annual self-evaluations.

For a more comprehensive discussion of our corporate governance practices, see the section entitled “Board of Directors and Corporate Governance” in this Proxy Statement.

Our Board of Directors

Listed below are five director nominees, four of whom have served as a Board member for the Company since the spin-off (the “Spin-off”) of Patriot from FRP Holdings, Inc. (“FRPH”) and for FRPH prior to the Spin-off. The Board is comprised of a group of leaders in their respective fields. Many directors have senior leadership experience and board and committee experience with public companies. In these positions, they have gained significant and diverse management experience.

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Name	Current Position	Age	History With The Company
John E. Anderson	Director	73	● Director since 2014 ● Director of FRPH: 1989-2003 and 2005- Spin-off ● President and Chief Executive Officer of FRPH: 1989-2008
Edward L. Baker	Director	83	● Director since 2014 ● Director of FRPH: 1986- Spin-off ● Chairman Emeritus FRPH- 2008- Spin-off ● Chairman of the Board of FRPH: 1986-2007
Thompson S. Baker II	Chairman of the Board Director	60

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Director since 2014

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President and Chief Executive Officer of the Company: Spin-off- 2017

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Director of FRPH: 1994- Spin-off

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President of FRPH: 2010- 2015

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Chief Executive Officer of FRPH: 2010- 2017

Luke E. Fichthorn III	Director	77	● Director since 2014 ● Director of FRPH: 1989- Spin-off
Charles D. Hyman	Director	60	● Director of PATI since 2016.

You will be asked to vote on the election of the members of the Board of Directors at the Annual Meeting. The Board and the Nominating and Corporate Governance Committee believes that each director nominee brings a strong and unique set of attributes, experience, leadership and skills in areas of importance to our Company that create a well-balanced, collaborative team that serves the Company and its shareholders well. The biographies below describe each director nominee and his qualifications that led the Nominating and Corporate Governance Committee to nominate these individuals.

John E. Anderson, age 73, has served as a director of the Company since December 3, 2014. Mr. Anderson served as President and Chief Executive Officer of FRP Holdings, Inc. from 1989 to 2008 and as a director from 1989 to 2003, and again from October 2005 to January 2015. Mr. Anderson’s many years as an executive officer and director of a public company demonstrates his leadership abilities and provides the Board with the benefit of his extensive knowledge regarding the Company and the transportation industry.

Edward L. Baker, age 83, was elected as a director of the Company on December 3, 2014. Mr. Baker served as a director of FRP Holdings, Inc. from 1986 to January, 2015 and served as Chairman Emeritus from 2008 to 2015. He served as Chairman of the Board of Florida Rock Industries, Inc. from February 1986 to November 2007. Mr. Baker’s many years of service as a director provide the Board with valuable insights regarding the Company and its business.

Thompson S. Baker II, age 60, has served as a director of the Company since December 3, 2014. Mr. Baker is currently Senior Vice President of Vulcan Materials Company. Mr. Baker served as President and Chief Executive Officer of the Company from December 3, 2014 to March 13, 2017. Mr. Baker served as a director of FRPH from 1994 until March 13, 2017 and as the Chief Executive Officer for FRPH from October 1, 2010 until March 13, 2017. Mr. Baker served as the President of the Florida Rock Division of Vulcan Materials Company from November 16, 2007 until September 2010. From August, 1991 to November 16, 2007, Mr. Baker served as the President of the Aggregates Group of Florida Rock Industries, Inc. Mr. Baker currently serves as a director for Intrepid Capital Management, Inc. Mr. Baker’s extensive service with the Company and with Florida Rock Industries, Inc. gives him extensive knowledge of the Company’s business and demonstrates his leadership qualities.

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Luke E. Fichthorn III, age 77, was elected as a director of the Company on December 3, 2014. Mr. Fichthorn is currently a partner in Twain Associates, LLC, a private financial consulting firm. From 1989 to January, 2015, Mr. Fichthorn served as a director for FRP Holdings, Inc. In the past, Mr. Fichthorn served as a director and the Chief Executive Officer of Bairnco Corporation. Mr. Fichthorn received his Master’s Degree in Business Administration from Harvard Business School and has served as a financial consultant and audit committee member for several public companies. Mr. Fichthorn’s financial acumen and extensive investment banking and business experience provide the Board with valuable perspectives on strategic decisions.

Charles D. Hyman, age 60, was elected as a director of the Company on July 27, 2016. Mr. Hyman is the president of Charles D. Hyman & Company, a portfolio management company, and has also served as a director for Fidus Corporation since June 2011. Mr. Hyman brings to the Board extensive business experience and financial acumen.

Family Relationships

Thompson S. Baker II, the Chairman of the Board (and former President and Chief Executive Officer of the Company) is the son of Edward L. Baker, a director of the Company.

Director Attendance at Annual Meeting of Shareholders

It is a policy of the Company that our directors are required to attend the Annual Meeting unless extenuating circumstances prevent them from attending. All directors expect to be present at this year’s Annual Meeting of Shareholders.

Director Independence

Pursuant to Nasdaq listing standards, the Board is required to evaluate each director to determine whether he or she qualifies as an “independent director.” The Board must determine that a director has no relationship that, in the judgment of the Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee and Compensation Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries and to disclose any circumstances that might be perceived as a conflict of interest.

The Board has determined that three of our five existing directors and director nominees (Messrs. John E. Anderson, Luke E. Fichthorn III, Charles D. Hyman) of the Board of Directors are independent of management in accordance with the listing standards of The Nasdaq Stock Market. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors.

Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting. During fiscal year 2018, the independent directors met after each Board meeting, and Mr. Anderson presided over executive sessions of the independent directors.

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Nominating Process

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (“Nominating Committee”) identifies individuals whom the Nominating Committee believes are qualified to become Board members in accordance with the Director Qualification Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Nominating Committee identifies individuals that the Nominating Committee believes are qualified to become Board members in accordance with the director independence standards set forth above, and recommends one or more of such individuals for appointment to the Board.

In the event the Nominating Committee recommends an increase in the size of the Board or a vacancy occurs, the Nominating Committee may consider qualified nominees from several sources, including current Board members and search firms. The Nominating Committee may from time to time retain a search firm to help the Nominating Committee identify qualified director nominees for consideration by the Nominating Committee. The Nominating Committee evaluates qualified director nominees against the current director qualification standards described below and reviews qualified director nominees with the Board. The Nominating Committee and the Chairman of the Board interview candidates who meet the director qualification standards, and the Nominating Committee selects nominees who best suit the Board’s current needs and recommends one or more of such individuals for appointment to the Board.

Director Qualification Standards

The Nominating Committee has established the following standards and qualifications for members of the Board of Directors:

●

Each director shall at all times represent the interests of the shareholders of the Company.

●

Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

●

Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

●

The Board shall meet the applicable standards of independence established by the Board and NASDAQ.

●

The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests.

In considering diversity in the selection of nominees, the Nominating Committee looks for individuals with varied experience, background, knowledge, skills and viewpoints in order to achieve and maintain a group of directors that, as a whole, provides effective oversight of the management of the Company. Although our nomination policy does not prescribe specific standards for diversity, the Board and Nominating Committee looks for nominees with diverse attributes and skills that will complement the existing skills and experience of our directors and provide an overall balance of diversity of perspectives, backgrounds and experiences.

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Nominees Proposed by Shareholders

The Nominating Committee will consider properly submitted shareholder nominees for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Nominating Committee must include, at a minimum, the following information about the proposed nominee: the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

Corporate Secretary

Patriot Transportation Holding, Inc.

200 W. Forsyth Street, 7th Floor

Jacksonville, Florida 32202

In order for an individual proposed by a shareholder to be considered by the Nominating Committee for recommendation as a director nominee at the Annual Meeting of Shareholders to be held in early 2019, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern Time on September 30, 2019. Such proposals must be sent via registered, certified or express mail. The Corporate Secretary will send properly submitted shareholder proposed nominations to the Nominating Committee chair for consideration at a future Nominating Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

Nominations by Shareholders at Annual Meeting

Pursuant to the Company’s Articles of Incorporation, directors may be nominated at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain advance notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty (40) days prior to the meeting except that, if less than fifty (50) days’ notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

Board Leadership

Thompson S. Baker II serves as the Chairman of the Company’s Board of Directors. Mr. Baker served as the Company’s President and Chief Executive Officer from the Spin-off until March 13, 2017, served as the President of FRPH from 2010 to 2015 and served as the Chief Executive Officer of FRPH from 2010 to 2017. Mr. Baker is currently the Senior Vice President of Vulcan Materials Company and a member of the board of directors of Intrepid Capital Management, Inc. Mr. Baker served as the President of the Florida Rock Division of Vulcan Materials Company from 2007 until 2010. From 1991 to 2007, Mr. Baker served as the President of the Aggregates Group of Florida Rock Industries, Inc.

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The Board of Directors does not have a policy as to whether the positions are held by separate persons, or whether the position of Chairman of the Board must be held by an independent director. When the Chairman of the Board is not an independent director or is a member of Company management, or when the independent directors determine that it is in the best interests of the Company, the independent directors will annually appoint a lead independent director.

Mr. Anderson currently serves as lead independent director. The lead independent director presides over executive sessions of the independent directors and performs other duties as may be assigned from time to time by the Board of Directors.

Our Board of Directors believes its current leadership structure is appropriate and effective because it allocates authority, responsibility and oversight between management and the independent members of our Board of Directors by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the lead independent director to facilitate our Board of Directors’ independent oversight of management. The Board of Directors believes its programs for overseeing risk, as described under the “Risk Oversight” section below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Board Committees

The Board currently has four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Executive Committee. The membership during fiscal 2018 and the function of each Committee are described below.

During fiscal year 2018, the Board of Directors held five meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominating and Corporate Governance Committee held one meeting. During fiscal year 2018, the Executive Committee did not hold any formal meetings but voted on various matters by unanimous written consent. The independent directors met in executive sessions following each Board meeting. With the exception of one director’s absence (Edward L. Baker) at one Board meeting, all of our directors attended all of the meetings of the Board and committees on which the director served.

The following table shows the composition of the committees of the Board of Directors during fiscal year 2018. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.

Director	Audit	Compensation	Nominating & Corporate Governance	Executive
John E. Anderson	X	X	X
Edward L. Baker				X
Thompson S. Baker II				X
Luke E. Fichthorn III	X	X	X
John D. Milton, Jr.(1)				X
Charles D. Hyman	X	X	X

X – Committee Member

* – Committee Chair

(1)

Mr. Milton, although not a director, is an ex officio member of the Executive Committee. During fiscal year 2016, Mr. Milton served as the Executive Vice President and Chief Financial Officer, and, as of October 1, 2017, serves as the Executive Vice President and General Counsel of the Company.

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Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company’s independent auditor. In addition to other responsibilities, the Audit Committee also:

●

Reviews the annual audited and the quarterly consolidated financial statements;

●

Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor’s observations regarding the Company’s internal controls;

●

Reviews earnings press releases prior to issuance;

●

Appoints, oversees, and approves compensation of the independent auditor;

●

Approves all audit and permitted non-audit services provided by the independent auditor;

●

Reviews findings and recommendations of the independent auditor and management’s response to the recommendations of the independent auditor;

●

Recommends whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K; and

●

Reviews and approves all transactions between the Company and any related person that are required to be disclosed under the rules of the Securities Exchange Commission that have not previously been approved by the Company’s independent directors.

The Board of Directors has determined that all Audit Committee members are independent and are able to read and understand financial statements. The Board of Directors has also determined that the Chair of the Committee, Luke E Fichthorn III, qualifies as an “audit committee financial expert” within the meaning of SEC regulations. The charter of the Audit Committee (as amended on November 29, 2017) has been formally adopted by the Company and is available at www.patriottrans.com under Corporate Governance.

Compensation Committee

The primary functions of the Compensation Committee are to discharge the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and prepare an annual report on executive compensation to be included in the Company’s proxy statement. In addition, the Compensation Committee:

●

Reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;

●

Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;

●

Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;

●

Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the Board regarding the selection of individuals to occupy these positions;

●

Administers the Company’s stock plans; and

●

Reviews and reassesses the Compensation Committee charter for adequacy on an annual basis.

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None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the 2018 fiscal year or had any relationship requiring disclosure by the Company under the rules of the Securities and Exchange Commission requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officer serving on our Board of Directors or Compensation Committee.

The charter of the Compensation Committee (as amended on November 29, 2017) has been formally adopted by the Company and is available at www.patriottrans.com under Corporate Governance.

Nominating and Corporate Governance Committee

The primary functions of the Nominating and Corporate Governance Committee are to (1) identify individuals who are qualified to serve on the Company’s Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next Annual Meeting of the shareholders, (3) review and recommend to the Board changes to the corporate governance practices of the Company, and (4) oversee the annual evaluation of the Board. In addition, the Nominating and Corporate Governance Committee establishes criteria for Board membership.

The charter of the Nominating and Corporate Governance Committee (as adopted on December 3, 2014) has been formally adopted by the Company and is available at www.patriottrans.com under Corporate Governance.

Executive Committee

Edward L. Baker, Thompson S. Baker II and John D. Milton, Jr. (ex officio), comprised the Executive Committee during fiscal year 2018. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors.

Business Conduct Policies

We believe that operating with honesty and integrity has earned us trust from our customers, credibility within our communities, and dedication from our employees. Our senior executive and financial officers are bound by our Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company’s assets and compliance with laws, rules and regulations.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of these policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Financial Code of Ethical Conduct and the Code of Business Conduct and Ethics (as adopted on January 28, 2015) are available at www.patriottrans.com under Corporate Governance.

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Risk Oversight

The Board of Directors exercises direct oversight of strategic risk to the Company. Management annually (or periodically in the event greater frequency is required due to unforeseen circumstances) prepares an enterprise risk assessment and mitigation strategy that it reviews with the Audit Committee. The Audit Committee reports to the Board of Directors, which in turn, provides guidance on risk appetite, assessment and mitigation.

Board and Committee Self-Assessment

It is a policy of the Company that the Board of Directors and each committee, under the supervision of the Nominating and Corporate Governance Committee, conduct a self-evaluation of their performance at least annually. The self-evaluation process serves to assess the Board’s and the committees’ performance and effectiveness during the previous fiscal year. Each member of the Board and each committee member completes a questionnaire that addresses various aspects of the Board or committee’s meetings, membership, culture, relationship with management and other committees and role and responsibilities and solicits recommendations for the upcoming year.

Communication with Directors

Shareholders may communicate with the chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Patriot Transportation Holding, Inc., c/o Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202.

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NON-EMPLOYEE DIRECTOR COMPENSATION

Our non-employee directors receive cash compensation, as well as equity compensation in the form of Patriot stock options. The table below summarizes director compensation arrangements for the Board and for each committee.

All Non-Employee Directors
Annual Retainer	$15,000
Fee Per Meeting Attended	$1,500
Shares to be Granted in Fiscal 2019	4,200
Shares Granted in Fiscal 2018	4,200
Audit Committee
Annual Fee: Chairman	$10,000
Annual Fee: Member	$5,000
Meeting Fees: Chairman(1)	$1,500
Meeting Fees: Member (1)	$1,000
Compensation Committee
Annual Fee: Chairman	$5,000
Annual Fee: Member	$1,000
Meeting Fees: Chairman	$1,500
Meeting Fees: Member	$1,000
Other Committees
Annual Fee: Chairman	$2,000
Annual Fee: Member	$1,000
Meeting Fees: Chairman	$1,500
Meeting Fees: Member	$1,000

(1)

The Audit Committee members receive no meeting fees for the four regularly scheduled quarterly meetings; meeting fees apply only to the extent there are Audit Committee meetings other than and in addition to the four regularly scheduled quarterly meetings.

Fiscal 2018 Director Compensation

The following table summarizes the compensation paid to each of our directors during fiscal 2018 in connection with his service as a director. All amounts reflect the dollar value of the compensation.

Name	Fees Paid in Cash	Stock Awards(3)(4)	Option Awards	Other Compensation	Total
Edward L. Baker(1)	$70,000	$40,297	--	$3,117	$113,414
Thompson S. Baker II(2)	$33,366	$82,039	--	$116	$115,521
John E. Anderson	$36,000	$82,039	--	--	$118,039
Luke E. Fichthorn III	$36,499	$82,039	--	--	$118,538
Charles D. Hyman	$33,000	$82,039	--	--	$115,039

(1)

Mr. Baker serves as the Chairman Emeritus and as a director of the Company. Mr. Baker does not receive any director fees; his compensation arrangement with the Company is related to his service as the Chairman Emeritus. In fiscal year 2018, Mr. Baker received a base salary of $70,000 and $3,117 in other compensation, which includes 401(k) matching, medical reimbursement, life insurance and perquisites. On January 31, 2018, Mr. Baker was awarded 2,063 shares of the Company’s common stock in connection with his services as the Chairman Emeritus.

(2)

Mr. Baker serves as Chairman of the Board of Directors and he receives the same compensation as other non-employee directors.

(3)

On January 31, 2018, Messrs. Anderson, Fichthorn and Hyman were awarded 4,200 shares, and Mr. Edward L. Baker was awarded 2,063 shares, of the Company’s common stock. The value was determined using the closing price of the Company’s common stock on the Nasdaq Stock Market on January 31, 2018, which was $19.53.

(4)

For stock awards, the aggregate grant date fair value was computed in accordance with FASB Topic 718(Column (c)).

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Non-Employee Director Stock Options

Except for stock options held by Thompson S. Baker II, which were granted in connection with his former employment with the Company, none of our non-employee directors holds any options to purchase stock of the Company.

SECURITIES OWNERSHIP

Directors, Director Nominees and Executive Officers

The following table shows the number of shares of the Company’s common stock beneficially owned by each of the Company’s directors, director nominees and executive officers of the Company as a group as of November 27, 2018:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
John E. Anderson	38,733	1.16%
Edward L. Baker	173,045(2)	5.20%
Thompson S. Baker II	205,873(3)	6.14%
Luke E. Fichthorn III	46,138(4)	1.39%
Charles D. Hyman	13,067	*
John D. Klopfenstein	12,489	*
Matthew C. McNulty	3,905	*
Robert E. Sandlin	39,710	1.18%
Total:	391,803(5)	11.52%
* Less than 1%

(1)

The preceding table includes the following shares held under the Company’s profit sharing plan and shares underlying options that are exercisable within 60 days of November 27, 2018:

Name of Beneficial Owner	Shares Under Profit Sharing Plan	Shares Under Option Exercisable Within 60 Days
John E. Anderson	0	0
Edward L. Baker	0	0
Thompson S. Baker II	7	23,675
Luke E. Fichthorn III	0	0
Charles D. Hyman	0	0
John D. Klopfenstein	3,602	8,787
Matthew C. McNulty	0	3,905
Robert E. Sandlin	4,077	35,484

(2)

Mr. Baker’s reported ownership includes (i) 1,373 shares he holds directly, (ii) 30,514 shares held in his living trust, and (iii) 141,158 shares held in a trust for the benefit of Mr. Baker and his family members and for which he and Thompson S. Baker II serve as trustees. Mr. Baker disclaims beneficial ownership of the shares described in clause (iii) except to the extent of his pecuniary interest therein.

(3)

Mr. Baker’s reported ownership includes (i) 38,108 shares held in his living trust, (ii) 733 shares owned by Mr. Baker’s spouse, (iii) 2,193 shares held for the benefit of Mr. Baker’s minor children and (iv) 141,158 shares held in a trust for the benefit of Edward L. Baker and his family members for which he and Edward L. Baker serve as trustees. Mr. Baker disclaims beneficial ownership of the shares described in clause (iv) except to the extent of his pecuniary interest therein.

(4)

Mr. Fichthorn’s reported ownership includes 100 shares owned by the spouse of Mr. Fichthorn, as to which he disclaims any beneficial interest, and 3,000 shares owned by the M/B Disbro Trust, of which Mr. Fichthorn is a co-trustee and income beneficiary.

(5)

The beneficial ownership for Messrs. Edward L. Baker and Thompson S. Baker II each include 141,091 shares held by a trust for the benefit of Mr. Edward L. Baker for which they serve as co-trustees. The shares have only been counted once for the purpose of calculating the beneficial ownership total for all officers and directors as a group.

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Shareholders Holding More Than Five Percent of Common Stock

The following table shows the number of shares of the Company’s common stock beneficially owned by each person (or group of people) known by the Company to beneficially own more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company’s common stock on September 30, 2018:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Edward L. Baker John D. Baker II Thompson S. Baker II Edward L. Baker II 200 W. Forsyth Street, 7th Floor Jacksonville, FL 32202	173,045(1) 468,996(1) 205,873(1) 403,591(1)	5.20% 14.09% 6.14% 12.13%
Sarah B. Porter and Cynthia P. Ogden, as trustees for the separate trust for Sarah B. Porter created under the Cynthia L’Engle Baker Trust u/a/d April 30, 1965 1165 5th Avenue #10-D New York, NY 10029	304,493	9.15%
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	194,864(2)	5.85%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	289,761(3)	8.71%

(1)

The beneficial ownership for Messrs. John D. Baker II and Edward L. Baker II includes 371,158 shares held in a trust for the benefit of John D. Baker II and his family members for which John D. Baker II and Edward L. Baker II serve as trustees. John D. Baker II and Edward L. Baker II disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. See the tables in the section of this Proxy Statement entitled “Securities Ownership – Directors, Director Nominees and Executive Officers” and the accompanying notes for further details on shares beneficially owned by Edward L. Baker and Thompson S. Baker II.

(2)

In a Schedule 13G filed with the SEC on January 23, 2018, Royce & Associates, LP reported that, as of December 31, 2017, it had sole voting and dispositive power with respect to 194,864 shares of Patriot common stock.

(3)

In a Schedule 13G filed with the SEC on February 14, 2018, T. Rowe Price Associates, Inc. reported that, December 31, 2017, it had sole voting power with respect to 41,078 shares of the Company’s common stock and sole dispositive power with respect to 289,761 shares of the Company’s common stock, which number includes 246,833 shares of the Company’s common stock to which T. Rowe Price Small Cap Value Fund, Inc. has sole voting power.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and beneficial owners of 10% or more of the Company’s outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, NASDAQ and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis.

RELATED PARTY TRANSACTIONS

Transactions With FRP Holdings, Inc.

In connection with the Spin-off, which is discussed in the section entitled “The Spin-off From FRP Holdings, Inc.” in this Proxy Statement, we entered into a Separation and Distribution Agreement, a Tax Matters Agreement, an Employee Matters Agreement and a Transition Services Agreement, which provide a framework for our relationships with FRPH after the Spin-off. These agreements provide for the allocation between Patriot and FRPH of the assets, liabilities, and obligations of FRPH and its subsidiaries, and govern the relationships between Patriot and FRPH (including with respect to transition services, employee matters, real property matters, tax matters, and certain other commercial relationships). This summary of the agreements is qualified in its entirety by reference to the full text of the applicable agreements, which are listed as exhibits to the Company’s Current Report on Form 8-K filed on February 3, 2015. In fiscal 2018, FRPH reimbursed $1,441,000 pursuant to the Transition Services Agreement.

In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

Transactions With Vulcan Materials Company

The Company received revenues from Vulcan Materials Company in the amount of $3,411 during fiscal year 2018. Thomson S. Baker II, current director and former Chief Executive Officer of the Company, is currently serving as the Senior Vice President of Vulcan Materials Company. Mr. Baker resigned from his position as Chief Executive Officer of the Company on March 13, 2017 in connection with his acceptance of his position with Vulcan Materials Company.

Policies and Procedures

The Audit Committee of the Board of Directors is responsible for reviewing and approving all material transactions with any related party not previously approved by the Company’s independent directors. This responsibility is set forth in writing in our Audit Committee Charter, a copy of which charter is available at www.patriottrans.com under Corporate Governance. Related parties include any of our directors or executive officers, and certain of our shareholders and their immediate family members.

To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with our interests. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Chief Financial Officer.

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We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to Patriot in an objective and effective manner. In addition, we are strictly prohibited from extending personal loans to, or guaranteeing personal obligations of, any director or officer. Exceptions are only permitted in the reasonable discretion of the Board of Directors. A copy of our Code of Business Conduct and Ethics is available at www.patriottrans.com under Corporate Governance.

PROPOSAL NO. 2: THE AUDITOR PROPOSAL

The Audit Committee has selected Hancock Askew as the Company’s independent registered public accounting firm (auditors) to examine the consolidated financial statements of the Company, subject to satisfactory negotiation of an annual fee agreement for 2019. The Patriot Board seeks an indication from shareholders of their approval or disapproval of the Audit Committee’s appointment of Hancock Askew as the Company’s auditors.

Hancock Askew has been our independent auditor since 2014, and no relationship exists between the Company and Hancock Askew other than the usual relationship between auditor and client.

If the appointment of Hancock Askew as auditor for 2019 is not approved by the shareholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, Hancock Askew will remain the Company’s Independent Registered Public Accounting Firm for 2019, unless the Audit Committee finds other good reason for making a change.

Representatives of Hancock Askew will be available to respond to questions at the Annual Meeting of shareholders.

Independent Registered Public Accounting Firm

The Audit Committee has selected Hancock Askew to serve as the Company’s independent registered public accounting firm, subject to satisfactory negotiation of an annual fee agreement. Representatives of Hancock Askew are expected to be present at the shareholders’ meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

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Audit and Non-Audit Fees

The following table presents fees billed or to be billed by the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for fiscal years 2017 and 2018, and for other services performed during such periods.

	2018	2017

Audit Fees (1)	$137,234	$132,635
Audit Related Fees (2)	$27,091	$34,021
Tax Fees	--	--
All Other Fees	--	--

Total	$164,325	$166,656

(1)

Audit services include work performed in connection with the review of the Company’s quarterly financial statements, the audit of the Company’s annual financial statements and the audit of internal control over financial reporting.

(2)

Audit related fees consisted principally of audits of employee benefit plans and services pertaining to technical accounting consultations.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s amended Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by Hancock Askew during the fiscal year 2018.

PROPOSAL NO. 3: THE COMPENSATION PROPOSAL

In accordance with Section 14A of Exchange Act we are asking shareholders to vote “FOR” approval of our executive compensation program. This advisory vote is commonly referred to as “say-on-pay.”

We design our executive officer compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation and other benefits and perquisites. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. The Patriot Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interest of our executive officers with those of our shareholders.

Shareholders are urged to read the “Executive Compensation” section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers.

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Because this is an advisory vote, it will not be binding on the Patriot Board. However, the Patriot Board and the Compensation Committee will review and take into account the outcome of the vote when considering future executive compensation decisions.

Accordingly, the Patriot Board proposes that you indicate your support for the Company’s compensation philosophy, policies, and procedures and their implementation in 2019 as described in this proxy statement.

Compensation Policies

Internal Pay Equity. We believe that internal pay equity is an important factor to be considered in establishing compensation for the officers. We have not established a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but we do review compensation levels to ensure that appropriate equity exists.

Compensation Risk Assessment. The Compensation Committee considers the risks that may result from the Company’s compensation policies and practices. The Compensation Committee believes that our compensation policies and practices for our executives are reasonable and properly align their interests with those of our shareholders. The Compensation Committee believes that there are a number of factors that cause our compensation policies and practices to not have a material adverse effect on the Company. The fact that our executive officers have their annual incentive compensation tied to return on capital employed encourages actions that promote profitability. Our equity-based incentives further align the interest of our executives with the long term interests of our shareholders. In addition, we believe that there are significant checks in place so that employees whose compensation may have a shorter term focus are managed by employees and officers whose compensation has a longer term focus.

Tax Deductibility of Compensation Should be Maximized Where Appropriate. The Company generally seeks to maximize the deductibility for tax purposes of all elements of compensation. For example, the Company always has issued nonqualified stock options that result in a tax deduction to the Company upon exercise. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for non-qualifying compensation in excess of $1 million paid to any such persons in any fiscal year. We review compensation plans in light of applicable tax provisions, including Section 162(m), and may revise compensation plans from time to time to maximize deductibility. However, we may approve compensation that does not qualify for deductibility when we deem it to be in the best interests of the Company.

Financial Restatement

It is a policy of the Board of Directors that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, the Company will seek to recover any amount determined to have been inappropriately received by the individual executive.

Clawback Policy

It is our policy, under the Patriot Transportation Holding, Inc. Equity Incentive Plan, that any equity compensation granted to executives subject to recovery under any law, regulation or listing requirement will be subject to deductions and clawback as required by such law, regulation or listing requirement.

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EXECUTIVE COMPENSATION

We are currently considered a “smaller reporting company for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures.

Summary Compensation Table

The Summary Compensation Table sets forth information concerning the compensation of our named executive officers for fiscal years 2018, 2017 and 2016.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Base Salary(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	Other Compensation(5)(6)	Total
Robert E. Sandlin President and CEO(7)	2018	$316,990	$100,000	---	$90,528	$30,926	$538,444
	2017	$297,696	$100,000	---	$70,914	$27,453	$496,063
	2016	$289,410	$118,700	$137,576	---	$20,999	$566,685
Matthew C. McNulty VP and CFO(8)	2018	$210,000	$140,000	---	---	$7,464	$357,464
	2017	$168,993	---	---	---	$5,776	$174,769
	2016	$163,307	---	$69,416	---	$6,046	$238,769
John D. Klopfenstein, Controller and CAO	2018	$208,145	---	$48,772	---	$30,656	$287,573
	2017	$202,413	$27,000	$50,975	---	$25,787	$333,175
	2016	$196,517	$27,000	$81,460	---	$29,673	$361,650

(1)

Following the Spin-off, Messrs. McNulty (until March 31, 2017) and Klopfenstein remained employed by both the Company and FRPH and received a base salary from each company. The base salaries for Messrs. McNulty and Klopfenstein shown in the table for fiscal year 2018 and prior years reflect the total compensation paid to them by the Company for the years shown. FRPH reimbursed to the Company 50% of the total base salaries of Mr. McNulty (until March 31, 2017) and Mr. Klopfenstein pursuant to the Transition Services Agreement between FRPH and the Company.

(2)

Amounts reflect the Black-Scholes value at the time of the grant. Mr. McNulty received a stock option grant valued at $70,000 on October 5, 2017 in connection with his promotion to Chief Financial Officer, and an option grant valued at $70,000 on November 29, 2017 in connection with his 2018 equity incentive compensation.

(3)

This column represents amounts paid under the Patriot Transportation Holding, Inc. Management Incentive Compensation Plan (“MIC Plan”). The MIC Plan provides officers an opportunity to earn an annual cash bonus for achieving specified performance based goals. The annual bonus pool is determined by the Company’s return on capital employed (“ROCE”), subject to a threshold target and maximum amount, and individual awards are determined by the achievement of individual performance goals by each named executive officer, all of which is set by the Compensation Committee on an annual basis. For purposes of the cash bonus calculation, ROCE is defined as the Company’s net income excluding the after-tax cost of financing, divided by its total monthly average capital employed (excluding the effect of prepaid insurance premiums to a captive insurer). Each year, a portion of each named executive officer’s cash bonus is contingent upon a determination that the internal control over financial reporting for the company was effective during the applicable year.

Following the Spin-off, Messrs. McNulty and Klopfenstein each became eligible to receive a cash bonus from FRPH if the real estate performance goals were met and a cash bonus from the Company if transportation-related performance goals were met. Information relating to cash bonuses awarded to Messrs. McNulty and Klopfenstein for fiscal year 2018 and previous years reflects their total cash bonuses awards paid by the Company. Pursuant to the Transition Services Agreement, FRPH reimbursed to the Company: (i) with respect to Mr. McNulty, $41,319 for fiscal year 2016, and (ii) with respect to Mr. Klopfenstein, $48,772 for fiscal year 2018, $50,975 for fiscal year 2017 and $49,490 for fiscal year 2016.

(4)

This amount represents the present value of Mr. Sandlin’s accumulated benefit under the stock appreciation rights using the Black-Scholes model. Vesting of Mr. Sandlin’s stock appreciation rights is subject to a service requirement and a market requirement.

(5)

Executive officers receive certain personal benefits and perquisites from the Company, which are reflected in the table about as “Other Compensation”. Following the Spin-off, Messrs. McNulty and Klopfenstein each became eligible to receive such Other Compensation from the Company and FRPH. Other Compensation for Messrs. McNulty and Klopfenstein for fiscal year 2018 and previous years reflects their total Other Compensation paid by the Company. FRPH reimbursed to the Company 50% of the total Other Compensation of Mr. McNulty (until March 31, 2017) and Mr. Klopfenstein pursuant to the Transition Services Agreement between FRPH and the Company. For 2018, the components of Other Compensation were as follows:

Name	Matching Contributions	Personal Use of Company Car	Medical Reimbursement(a)	Miscellaneous(b)
Robert E. Sandlin	$8,609	$1,919	$11,839	$8,599
Matthew C. McNulty	$6,300	$984	--	$180
John D. Klopfenstein	$7,774	$12,185	$10,013	$684

(a)

The amounts shown represent benefits paid under our Medical Reimbursement Plan, under which we reimburse certain officers for personal medical expenses not covered by insurance.

(b)

The amounts shown under the Miscellaneous column represent payment of country club and social club dues and purchase of tickets to sporting events on behalf of the named executive officers and other miscellaneous reimbursed expenses. These club memberships and tickets generally are maintained for business entertainment but may be used for personal use. The entire amount has been included, although we believe that only a portion of this cost represents a perquisite.

(6)

Following the Spin-off, FRPH reimbursed 50% of the perquisites shown for Mr. McNulty (until March 31, 2017) and Mr. Klopfenstein pursuant to the Transition Services Agreement.

(7)

Mr. Sandlin, who previously served as the Vice President of the Company and President of Florida Rock & Tank Lines, Inc. was appointed as President and Chief Executive Officer of the Company on March 13, 2017.

(8)

Mr. McNulty, who previously served as the Director of Corporate Development of the Company was appointed as the Vice President of Administration on May 23, 2017. Mr. McNulty was subsequently appointed as the Vice President and Chief Financial Officer of the Company effective October 1, 2017.

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Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information concerning stock options and restricted stock held by the named executive officers at September 30, 2018.

Certain option awards shown in the table were granted by FRPH prior to the Spin-off. On February 3, 2015, options granted prior to the Spin-off were canceled and replacement options to purchase Patriot common stock (“Patriot Replacement Options”) and options to purchase FRPH common stock were issued. The replacement options have a combined intrinsic value equal to the intrinsic value of the original option to purchase FRPH common stock granted by FRPH. The options were equitably adjusted to preserve the ratio of the exercise price to the fair market value of FRPH common stock on the date of the Spin-off.

Name	Option Awards(1)
	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable(2)	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable(2)	Option/SAR Exercise Price(3)	Option/SAR Expiration Date(4)
Robert E. Sandlin President & CEO(7)	4,000	--	$18.838	08/18/2019
	2,535	--	$23.987	12/02/2019
	3,110	--	$19.092	12/01/2020
	3,532	--	$16.595	12/05/2021
	2,973	--	$19.541	12/05/2022
	1,426	357	$30.871	12/04/2023
	1,234	823	$26.769	12/03/2024
	2,147(5)	--	$24.240	10/15/2025
	5,619(5)	3,746	$23.620	11/17/2025
	5,252(5)	7,878	$21.250	11/16/2026
	2,887(5)	11,548	$18.170	11/28/2027
	--	80,000	$23.12	N/A(6)
Matthew C. McNulty Vice President & CFO(8)	1,884(5)	7,536	$19.95	10/04/2027
	2,021(5)	8,084	$18.17	11/28/2027
John D. Klopfenstein Controller & Chief Accounting Officer	1,000	--	$23.987	12/02/2019
	1,000	--	$19.092	12/01/2020
	1,000	--	$16.595	12/05/2021
	1,000	--	$19.541	12/05/2022
	770	193	$30.871	12/04/2023
	666	444	$26.769	12/03/2024
	1,518(5)	1,012(5)	$23.620(5)	11/17/2025
	1,418(5)	2,127(5)	$21.250(5)	11/16/2026

(1)

The stock options granted to Messrs. Sandlin, McNulty and Klopfenstein vest ratably over 5 years. All stock options have a term of 10 years. Mr. Sandlin’s stock options expiring on September 15, 2025 (2,147 stock options) were granted in connection with a performance award and vested immediately.

(2)

This column reflects options exercisable within 60 days of September 30, 2018. Except as set forth in footnote 5, the number of securities underlying unexercised options exercisable reflects the number of Patriot Replacement Options granted at the time of the Spin-off.

(3)

Except as set forth in footnote 5, the exercise price reflects the exercise price of Patriot Replacement Options granted at the time of the Spin-off.

(4)

Except as set forth in footnote 5, the expiration date reflects the number of Patriot Replacement Options granted at the time of the Spin-off.

(5)

Stock option award was granted after the Spin-off and directly by the Company.

(6)

SARs vest upon the achievement of (i) the achievement of a common stock price of $30.40 for a period of at least 60 days and (ii) Mr. Sandlin’s continued service as the President of Florida Rock & Tank Lines, Inc. until his 65th birthday.

(7)

Mr. Sandlin, who previously served as the Vice President of the Company and President of Florida Rock & Tank Lines, Inc. was appointed as President and Chief Executive Officer of the Company on March 13, 2017.

(8)

Mr. McNulty was appointed the Vice President and Chief Financial Officer on October 5, 2017.

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Nonqualified Deferred Compensation

On December 21, 2016, Mr. Sandlin was granted 80,000 stock appreciation rights. The market price on the date of the grant was $23.13. This award will vest upon the satisfaction of 2 vesting conditions: (1) the average closing price of the Company’s common stock must exceed $30.40 for a period of at least 60 consecutive days, and (2) Mr. Sandlin must continue to serve as President of Florida Rock & Tank Lines, Inc. until his 65th birthday. Mr. Sandlin’s compensation under this award, if it should vest, will be no less than $500,000.

Severance and Change of Control Agreements

On December 5, 2007, the Company entered into change-in-control agreements with Messrs. Sandlin and Klopfenstein. The agreements are “double trigger” agreements that will pay benefits to Messrs. Sandlin and Klopfenstein, under certain circumstances, if they are terminated following a change-in-control of the Company or a sale of their particular business unit. The agreements provide that each will be entitled to receive an amount equal to two times his base salary plus maximum bonus if, during the two years after a change-in-control or sale of Florida Rock & Tank Lines, Inc. his employment is terminated other than for “cause” or he resigns for “good reason.” In addition, Messrs. Sandlin and Klopfenstein will become fully vested in his stock options and restricted stock.

For this purpose, cause is generally defined as (i) conviction for commission of a felony, (ii) willful misconduct or gross negligence or material violation of policy resulting in material harm to his employer, (iii) repeated and continued failure by the executive to carry out, in all material respects, the employer’s reasonable and lawful directions, or (iv) fraud, embezzlement, theft or material dishonesty. Good reason is generally defined as (i) a material reduction in compensation or benefits, (ii) a requirement that the executive relocate, or (iii) any material diminution in the executive’s duties, responsibilities, reporting obligations, title or authority.

We believe these change-in-control arrangements, the value of which are contingent on a change of control transaction, effectively create incentives for our executive team to build shareholder value and to obtain the highest value possible should we be acquired in the future, despite the risk of losing employment. These change of control arrangements for our executive officers are “double trigger,” meaning that acceleration of vesting is not awarded upon a change of control unless the executive’s employment is terminated involuntarily (other than for cause) or by the executive for good reason within 24 months following the transaction. We believe this structure strikes a proper balance by not providing these benefits to executives who continue to enjoy employment with an acquiring company in the event of a change of control transaction. We also believe this structure is more attractive to potential acquiring companies, who may place significant value on retaining members of our executive team and who may perceive this goal to be undermined if executives receive significant acceleration payments in connection with such a transaction and are no longer required to continue employment.

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PROPOSAL NO. 4: THE EQUITY INCENTIVE PLAN PROPOSAL

The Patriot Board recommends that shareholders to vote “FOR” approval of the First Amendment to the Patriot Transportation Holding, Inc. 2014 Equity Incentive Plan (“First Amendment”). The First Amendment proposes the following changes to the Equity Incentive Plan:

●	increase in the number of shares of common stock available for the issuance of awards under the Equity Incentive Plan by 250,000 shares
●	the addition of a 25,000-share limit on awards made to non-employee directors during any one-year period
●	addition of definitions for the purpose of clarification
●	the removal of an administrative concept, whereby each share of common stock granted pursuant to any award other than options and stock appreciation rights (“SARs”) counts as two shares of common stock against the plan limit, for the purpose of simplifying administration of the plan
●	addition of a section regarding stock grants, for the purpose of clarification

Based upon the recommendation of the Compensation Committee, the Patriot Board has unanimously approved the First Amendment on November 28, 2018, subject to shareholder approval at the Annual Meeting.

The Equity Incentive Plan initially authorized the issuance of up to 300,000 shares of common stock. As of the record date, we have 8,587 shares remaining under the Equity Incentive Plan. We are seeking shareholder approval of the amendment to increase the total number of shares of common stock thereunder to 550,000.

Including the shares that are currently available under the Equity Incentive Plan, the potential equity overhang from all equity incentive awards granted and available to employees and directors would be approximately 12.24%. Equity overhang is calculated as (i) the sum of the 205,471 shares issuable under currently outstanding options plus the 258,587 shares that would be available under the Equity Incentive Plan, divided by (ii) the sum of the -3,328,466 shares outstanding as of the record date plus the 205,471 shares issuable under currently outstanding options plus the 258,587 shares available under the Equity Incentive Plan.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers, directors other employees. Upon shareholder approval, additional shares of common stock will be reserved for issuance under the Equity Incentive Plan, which will enable us to continue to grant equity awards to our officers, directors and employees at levels determined by the Compensation Committee to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving its business objectives and thereby creating greater value for all our stockholders.

We believe that equity compensation aligns the interests of our management and other employees with the interests of our other shareholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on our long-term growth.

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In order to be adopted, the First Amendment must be approved by the affirmative vote of a majority of shares present and entitled to vote at the meeting. Abstentions will have the same effect as votes cast against the proposal. If our shareholders do not approve the First Amendment, our ability to make any incentive awards to our management team or board of directors will be limited.

A summary of the Equity Incentive Plan is set forth below, and the full text of Equity Incentive Plan is set forth as Exhibit 10.4 to our Information Statement on Form 10-12B/A filed with the SEC on October 2, 2014. The full text of the proposed amendment to the Equity Incentive Plan is set forth as Appendix A to this proxy statement.

Summary

Purpose. The Board believes that the Equity Incentive Plan promotes the success and enhances the value of the Company by linking the personal interests of participants to those of Company shareholders. The Board also believes that the Equity Incentive Plan enhances the Company’s ability to attract and retain qualified persons to perform services for the Company, by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company’s economic objectives.

General. The Equity Incentive Plan currently authorizes 300,000 shares (and with the approval of the First Amendment, 550,000 shares) of our common stock for issuance as incentive awards. Incentive awards under the Equity Incentive Plan may be in the form of stock options, SARs, restricted stock, restricted stock units, or performance share awards. The number of shares available for incentive awards under the Equity Incentive Plan will be increased in an amount equal to incentive awards that are forfeited or terminated without issuance of shares. Adjustments will be made in the aggregate number of shares that may be issued under the Equity Incentive Plan in the event of a change affecting shares of our common stock, such as a stock dividend or split, recapitalization, reorganization, or merger.

Individual Limitations on Awards. No more than 100,000 shares may be allocated for incentive awards to any one participant during any single calendar year and the maximum dollar amount payable to any employee in any one year for a cash incentive award is $500,000. The Equity Incentive Plan also imposes a 25,000 share limit on the awards that may be granted to non-employee directors cumulatively in any one-year period.

Administration and Term. Our Compensation Committee will administer the Equity Incentive Plan, including the power to determine when to grant incentive awards; which eligible participants will receive incentive awards; whether the award will be an option, SAR, restricted stock, restricted stock unit, or performance share award; whether SARs will be attached to options; and the number of shares or units to be allocated to each incentive award. The Compensation Committee may impose conditions on the exercise of options and SARs and upon the transfer of restricted stock or restricted stock units under the Equity Incentive Plan and may impose such other restrictions and requirements as it may deem appropriate, including reserving the right for us to reacquire shares issued pursuant to an incentive award.

The Equity Incentive Plan will terminate on October 1, 2024, unless our Board of Directors terminates it prior to that date. Incentive awards existing after the termination date will continue to be governed by the terms and conditions of the Equity Incentive Plan.

Eligibility. All present and future employees, directors and any company consultants are eligible to receive incentive awards under the Equity Incentive Plan. As of September 30, 2018, the Company had approximately 8 eligible employees and 3 eligible non-employee directors.

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Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units issued pursuant to the Equity Incentive Plan are subject to the following general restrictions: (1) no such shares or units may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions on such shares or units have lapsed or been removed under the provisions of the Equity Incentive Plan and (2) if a holder of restricted stock or restricted stock units ceases to be employed by us or one of our affiliates or ceases to be a company contributor, any shares of restricted stock, or restricted stock units, on which the restrictions have not lapsed or been otherwise removed will be forfeited. The Compensation Committee is also authorized to impose further restrictions on restricted stock or restricted stock units, including additional events of forfeiture. The Compensation Committee will establish the terms and conditions upon which the restrictions on those shares or units will lapse. The terms and conditions may include, without limitation, the lapsing of those restrictions at the end of a specified period of time as a result of the disability or death of the participant, or as a result of the occurrence of a change-in-control. In addition, the Compensation Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all restrictions.

Participants holding shares of restricted stock may exercise full voting rights with respect to those shares and are entitled to receive all dividends and other distributions paid with respect to those shares. Participants holding restricted stock units do not possess any voting rights with respect to those units, but are entitled to receive all dividends and other distributions paid with respect to those units if and as so provided in the related award agreement. Restricted stock units may be settled by the Company in the form of shares of company common stock, cash, or a fixed combination of both, as determined by the Compensation Committee.

Stock Options. Options granted under the Equity Incentive Plan may be incentive stock options (qualifying for favorable income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended) or nonqualified stock options. The option price for any option awarded under the plan may not be less than 100% (or, in the case of an incentive stock option granted to a 10% shareholder, 110%) of the fair market value of the our common stock on the date of the grant. The Compensation Committee determines any vesting requirement for option awards. Payment of the option exercise price may be made in cash or as otherwise provided in an option award or by separate action of the Compensation Committee. The maximum term of any option granted under the plan is ten years. The Compensation Committee will determine how the exercise price of an option may be paid and the form of payment, including, without limitation, cash, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Compensation Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a shareholder with respect to options until the record date of the stock purchase.

Stock Grant Awards. The Compensation Committee may grant stock grant awards upon such terms and conditions, and at any time, and from time to time, as the Committee shall determine. A stock grant award gives the participant the right to receive (or purchase at such price as determined by the Compensation Committee) shares of stock, free of any vesting restrictions. The purchase price, if any, for a stock grant award shall be payable in cash or in any other form of consideration acceptable to the Compensation Committee. A stock grant award may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation owed to a participant.

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Stock Appreciation Rights. The Compensation Committee may award SARs under the Equity Incentive Plan either with or without related options, or the Compensation Committee may subsequently award and attach SARs to a previously awarded nonqualified option, and impose such conditions upon their exercise as it deems appropriate. When the SAR is exercisable, the holder may surrender to us all or a portion of the unexercised SAR and receive in exchange an amount equal to the difference between (i) the fair market value on the date of exercise of the common stock covered by the surrendered portion of the SAR and (ii) the exercise price of the common stock under the related option or, if the stock appreciation right is not related to an option, the fair market value of the common stock on the date the SAR was awarded. The Compensation Committee may limit the amount that can be received when a SAR is exercised. When a SAR related to an option is exercised, the underlying option, to the extent of the SAR’s surrender, will no longer be exercisable. Similarly, when an option is exercised, any SARs attached to the option will no longer be exercisable. Our obligation arising upon exercise of a SAR may be paid in the Company’s common stock or in cash, or in any combination of the two, as the Compensation Committee may determine. SARs may only be exercised when the underlying option is exercisable or, if there is no underlying option, at the times specified by the Compensation Committee.

Performance Cash Awards. The Compensation Committee may grant performance share awards upon such terms and conditions, and at any time, and from time to time, as the Committee shall determine. A performance share award gives the participant the right to receive an amount of shares of common stock or stock-denominated units depending on the satisfaction of one or more performance goals for a particular performance period. The achievement of the performance goals for a particular performance period will determine the ultimate value of the performance share award.

Performance Compensation Awards. At the time of grant, the Compensation Committee may designate any incentive award (other than stock options and SARs) as a performance compensation award as part of its intention to qualify the award as performance-based compensation under Section 162(m) of the Internal Revenue Code. Options and SARs granted pursuant to the Equity Incentive Plan should, by their terms, qualify as performance-based awards. For incentive awards designated as performance compensation awards, the Compensation Committee shall determine, among other items, the performance goals and performance period applicable to the awards. After the end of the performance period, the Compensation Committee will certify in writing the level of performance goal that was attained for the performance period. The maximum performance award for a participant for a calendar year is 100,000 shares of company stock and the maximum dollar amount payable to any employee in any one year for a cash incentive award is $500,000.

The Compensation Committee may develop applicable performance goals using the following measurements: net earnings or net income (before or after taxes); basic or diluted earnings per share (before or after taxes); net revenue or net revenue growth; gross revenue; gross profit or gross profit growth; net operating profit (before or after taxes); return on assets, capital employed, invested capital, equity, or sales; funds from operations or cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating margins; improvements in capital structure; budget and expense management; productivity ratios; economic value added or other value added measurements; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; working capital targets; enterprise value; safety record; and completion of acquisitions or business expansion. These criteria may relate to the Company, one or more of its subsidiaries or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis or relate to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee shall determine.

Section 162(m) of the Tax Code only applies to “covered employees” as that term is defined in Section 162(m) of the Tax Code. The Compensation Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception. If the Committee designates a particular award as a performance-based award, the Compensation Committee will attempt to design and administer the award in a manner that will allow the award to qualify for the “performance-based compensation” exception under Section 162(m) of the Tax Code. Nevertheless, the requirements of this exception are complex and in some respects vague and difficult to apply. Consequently, we cannot guarantee that compensation that is intended to qualify for the “performance-based compensation” exception under Section 162(m) will in fact so qualify. The Compensation Committee may, in its discretion, grant awards under the Equity Incentive Plan to covered employees that do not qualify for the exception.

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With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Compensation Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants. The Compensation Committee has the discretion to decrease, but not increase, the amount of compensation payable pursuant to any performance-based award. The Compensation Committee must certify in writing prior to the payment of any performance-based award that the performance goals and any other material terms and conditions precedent to such payment have been satisfied.

The performance criteria and other related aspects of the Equity Incentive Plan will be subject to shareholder approval again in 2021 if (as is currently the case) shareholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the Equity Incentive Plan.

Change-in-Control. The Compensation Committee may, in its discretion, include provisions in award agreements that will make the incentive awards vested and/or fully exercisable upon a change in control of our Company. A change of control will be deemed to have taken place if any individual, entity or group becomes the beneficial owner of Company securities that constitute more than 50% of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or as provided in the Equity Incentive Plan).

Transferability of Incentive Awards. No options or SARs granted under the Equity Incentive Plan, and, during the applicable period of restriction, no shares of restricted stock, may be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. Restricted stock units are not transferable by means of sale, assignment, exchange, pledge or otherwise. All rights granted to a participant under the plan will be exercisable during the participant’s lifetime only by such participant or, if permissible under applicable law, by the participant’s guardians or legal representatives. Upon the death of a participant, the participant’s personal representative or beneficiary may exercise the participant’s rights under the plan. No incentive awards may be transferred for value or consideration without the prior approval of our shareholders.

Re-pricing Prior Awards. Except in connection with certain corporate transactions, the terms of outstanding incentive awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or SARs in exchange for cash, other incentive awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without shareholder approval.

If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the Equity Incentive Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, shall be adjusted by the Compensation Committee. Moreover, in the event of such transaction or event, the Compensation Committee, in its discretion may provide in substitution for any or all outstanding awards under the Equity Incentive Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Tax Code. Further, any adjustments made shall be made consistent with the requirements of Section 409A of the Tax Code.

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Restrictions. The Compensation Committee may impose such restrictions on any awards under the Equity Incentive Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Clawback. All awards granted under the Equity Incentive Plan are subject to potential forfeiture or recovery to the fullest extent required by law, any applicable listing standard, or any current or future clawback policy that may be adopted by the Company from time to time, including, without limitation, any clawback policy adopted to comply with final rules issued by the Securities and Exchange Commission and any final listing standards to be adopted by the NYSE Stock Market pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Amendment, Modification and Termination of the Equity Incentive Plan. Our Board of Directors may amend, alter, or terminate the Equity Incentive Plan as it deems advisable, provided that our shareholders must approve any amendment required by applicable laws, including any amendment that would (i) materially increase the benefits accruing to participants under the Equity Incentive Plan, (ii) materially increase the number of shares of our common stock that may be issued under the Equity Incentive Plan or (iii) materially modify the requirements of eligibility for participation in the Equity Incentive Plan. Incentive awards granted under the Equity Incentive Plan may be amended with the consent of the participant so long as the amended award is consistent with the terms of the plan. Subject to the Board’s right to terminate, amend or modify the Equity Incentive Plan at any time, the Equity Incentive Plan will remain in effect until all awards issued under the Equity Incentive Plan expire, terminate, are exercised or are paid in full in accordance with the Equity Incentive Plan provisions and any award agreement. However, no award may be granted under the Equity Incentive Plan after the tenth anniversary of the date the Equity Incentive Plan is approved by the Company’s shareholders.

Any action by the Board to terminate, amend or modify the Equity Incentive Plan is subject to the approval of the shareholders to the extent required by the Equity Incentive Plan, law, regulation or the rules of any exchange on which Company stock is listed. Except as otherwise provided in the Equity Incentive Plan, neither the Board, the chief executive officer, nor the Compensation Committee may do any of the following without shareholder approval: reduce the purchase price, exercise price, or base value of any outstanding award, including any option or SAR; increase the number of shares available under the Equity Incentive Plan; grant options or SARs with an exercise price or base value that is below fair market value of a share of Company stock on the grant date; reprice previously granted option SARs; cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR; extend the exercise period or term of any option or SAR beyond 10 years from the grant date; expand the types of awards available for grant under the Equity Incentive Plan; or expand the class of individuals eligible to participate in the Equity Incentive Plan.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of incentive awards that would be authorized to be granted under the Equity Incentive Plan, based upon the current provisions of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. As the rules governing the tax treatment of such awards are technical in nature, the following discussion of tax consequences is necessarily general in nature and does not purport to be complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This discussion does not address the tax consequences under applicable state and local law.

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Incentive Stock Options. A participant generally will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant disposes of the stock received upon the exercise of an incentive stock option within certain specified periods (a “disqualifying disposition”), the participant will recognize ordinary income on the exercise of such incentive stock option in the same manner as on the exercise of a nonqualified stock option, as described below.

Non-qualified Stock Options and Stock Appreciation Rights. A participant generally is not required to recognize income on the grant of a nonqualified stock option or a SAR. Instead, ordinary income generally is required to be recognized on the date the nonqualified stock option or SAR is exercised. In general, the amount of ordinary income required to be recognized is (i) in the case of a nonqualified stock option an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price and (ii) in the case of a SAR, the amount of cash and/or the fair market value of any shares received upon exercise.

Restricted Stock. Unless a participant who receives an award of restricted stock makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, as described below, the participant generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the restrictions lapse and the shares vest (that is, become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on that date over the amount paid, if any for those shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount paid, if any for those shares. In that case, the participant will not be required to recognize additional ordinary income when the restrictions lapse and the shares vest.

Restricted Stock Units. A participant generally is not required to recognize income on the grant of a restricted stock unit. Generally, on the date the units are paid, the participant will be required to recognize ordinary income in an amount equal to the fair market value of the units on that date.

Company Common Stock. A participant generally is required to recognize income on the date of grant of Company common stock in the amount of the fair market value of the stock received.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted under the Equity Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Tax Consequences to the Company or Its Affiliates. To the extent that an grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Tax Code and is not subject to the $1.0 million deduction limit for certain executive compensation under Section 162(m) of the Tax Code.

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Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Equity Incentive Plan has been designed to allow the Compensation Committee to grant cash awards, stock options, stock appreciation rights and performance compensation awards that are intended to qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation”.

Application of Section 409A. If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Compensation Committee. The Company intends (but cannot and does not guarantee) that awards granted under the Equity Incentive Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the Equity Incentive Plan in such a manner.

Tax Withholding. The Company shall have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the Equity Incentive Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Special Rules Applicable to Officers. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also selects the Company’s independent registered public accounting firm. During fiscal year 2018, the Audit Committee held four formal meetings.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company’s results and the assessment of the Company’s internal control over financial reporting. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees).

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In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of PCAOB regarding the independent auditor’s communications with us concerning independence and has discussed with the independent auditor the auditor’s independence from the Company and its management. The Committee also has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

The Audit Committee discussed with the Company’s independent auditor the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2018, for filing with the Securities and Exchange Commission.

Submitted by:	John E. Anderson
Luke E. Fichthorn III
Charles D. Hyman
Members of the Audit Committee

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Proxy Materials

The Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report are available on our website at www.patriotrans.com under Investor Relations. Instead of receiving future copies of our Proxy Statement and accompanying materials by mail, beneficial owners may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your bank or other holder of record regarding the availability of this service.

Householding

Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. It eliminates duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

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Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting Matthew C. McNulty at (904) 858-9100 or by mail at 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202.

If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

List of Shareholders

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:00 p.m., at our principal executive offices at 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida, by contacting Matthew C. McNulty at (904) 858-9100.

Cost of Proxy Solicitation

Patriot will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Shareholder Proposals

Proposals of shareholders intended to be included in the Company’s proxy statement and form of proxy relating to the Annual Meeting of shareholders to be held in early 2020 must be delivered in writing to the principal executive offices of the Company no later than September 1, 2019. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

Except for shareholder proposals to be included in the Company’s proxy materials, the deadline for nominations for directors submitted by a shareholder is forty days before the next Annual Meeting, and for other shareholder proposals is November 10, 2019. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

The Company may solicit proxies in connection with next year’s Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 10, 2019.

Annual Report on Form 10-K

Shareholders may receive without charge a copy of Patriot Transportation Holding, Inc.’s annual report to the Securities and Exchange Commission on Form 10-K including the financial statements and the financial statement schedules by writing to the Secretary of the Company at 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202. This report also is available through our website, www.patriottrans.com.

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BY ORDER OF THE BOARD OF DIRECTORS

December 14, 2018	John D. Milton, Jr.
General Counsel and Corporate Secretary

PLEASE RETURN THE ENCLOSED FORM OF PROXY, DATED AND SIGNED, IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE.

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Appendix A

FIRST AMENDMENT

TO

PATRIOT TRANSPORTATION HOLDING, INC.

2014 EQUITY INCENTIVE PLAN

WHEREAS, Patriot Transportation Holding, Inc. (the “Company”) maintains the Patriot Transportation Holding, Inc. 2014 Equity Incentive Plan (the “Plan”); and

WHEREAS, Section 13 of the Plan provides that the Board of Directors of the Company (the “Board”) may at any time and from time to time and in any respect amend the Plan; and

WHEREAS, the Board desires to amend the Plan, effective as of November 28, 2018, to provide for an increase in the total shares of Common Stock that may be issued under the Plan and make such other changes to the Plan as are set forth below.

NOW, THEREFORE, the Plan is hereby amended effective as of November 28, 2018, and contingent upon the approval of the Company’s shareholders, as follows:

1.	The following definition set forth in Section 2 of the Plan is hereby replaced in its entirety by the following:

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Stock Grant Award or a Performance Share Award.

2.	Section 2 of the Plan is hereby amended to add the following definition to be included in the alphabetical order of the definitions:

“Incentive Stock Option” means an Option granted under the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

“Stock Grant Award” means a right granted to a Participant under Section 7.5.

3.	Section 4.1 of the Plan is hereby replaced in its entirety by the following:

4.1	Subject to adjustment in accordance with Section 11, a total of 550,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than 50,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.	Section 4.3 of the Plan is hereby replaced in its entirety by the following:

4.3	Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 100,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 100,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4. Subject to adjustment in accordance with Section 11, no Non-Employee Director shall be granted, during any one (1) year period, awards with respect to more than 25,000 shares of Common Stock in the aggregate.

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5.	Section 4.4 of the Plan is hereby replaced in its entirety by the following:

4.4	Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 100,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 100,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4. Subject to adjustment in accordance with Section 11, no Non-Employee Director shall be granted, during any one (1) year period, awards with respect to more than 25,000 shares of Common Stock in the aggregate.

6.	The following Section 7.5 shall be added to the Plan:

7.5	Stock Grants. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Awards to one or more Participants upon such terms and conditions, and in such amounts, as shall be determined by the Committee. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Common Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

7.	Except as specifically amended herein, the terms of the Plan shall continue in full force and effect.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by a duly authorized officer, effective as of January __, 2019.

PATRIOT TRANSPORTATION HOLDING, INC.
By:
Name:
Title:
Date:

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ANNUAL MEETING OF SHAREHOLDERS OF

PATRIOT TRANSPORTATION HOLDING, INC.

January 30, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.patriottrans.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20530303000000000000 5	013019

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES, AND “FOR” PROPOSALS 2 AND 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors (the Board recommends a vote FOR each nominee)

☐		NOMINEES:
	FOR ALL NOMINEES	John E. Anderson
Edward L. Baker
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Thompson S. Baker II
Luke E. Fichthorn III
Charles D. Hyman
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of Hancock Askew & Co., LLP, as the Independent Registered Public Accounting Firm (auditors) for Fiscal 2019 (The Board recommends a vote FOR this proposal).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Advisory approval of Executive Compensation (The Board recommends a vote FOR this proposal)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To increase the shares authorized under the Patroit Transportation Holding Inc. 2014 Equity Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournments thereof.

Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned’s directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement, for ratification of the Independent Registered Public Accounting Firm, for approval of the Company’s Amended and Restated Articles of Incorporation, for advisory approval of executive compensation, for the frequency of the advisory vote on executive compensation to be every year, and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 14, 2018, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PATRIOT TRANSPORTATION HOLDING, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR JANUARY 30, 2019.

The undersigned hereby appoints Robert E. Sandlin, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The River Club, Florida Room, on the 34th floor of the Wells Fargo Building, One Independent Drive, Jacksonville, Florida on January 30, 2019, at 10 o’clock in the morning, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 14, 2018, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

(Continued and to be signed on the reverse side.)

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